EXHIBIT 99.1
NORTHSTAR HEALTHCARE INCOME, INC. AND SUBSIDIARIES

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NORTHSTAR HEALTHCARE INCOME, INC. AND SUBSIDIARIES
SUMMARY OF UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
As previously disclosed, NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”), acting through subsidiaries of its operating partnership, entered into a portfolio acquisition agreement (the “Purchase Agreement”) on November 1, 2021 to sell a portfolio of 14 independent living, assisted living/memory and/or continuing care retirement communities and related interests (collectively, the “Fountains Portfolio”), to subsidiaries of Welltower Inc. for $580 million, subject to certain closing adjustments and prorations (the “Transaction”). On December 1, 2021, NorthStar Healthcare successfully completed the Transaction and, after repayment of mortgage notes, transaction and other costs, distributions to non-controlling interests, releases of reserves and other prorations, generated net proceeds of approximately $117 million, subject to limited post-closing adjustments in accordance with the Purchase Agreement.
The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not intended to represent or be indicative of NorthStar Healthcare’s financial position or results of operations had the Transaction been completed as of the beginning of the earliest period presented, nor are they indicative of NorthStar Healthcare’s future financial condition or results of operations.
The unaudited pro forma consolidated balance sheet as of September 30, 2021 is presented as if the Transaction closed on September 30, 2021. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2021 and for the year ended December 31, 2020 have been presented as if the Transaction occurred on January 1, 2020.
The pro forma adjustments are based upon available information and assumptions that NorthStar Healthcare’s management believes are reasonable and factually supportable, and are directly attributable to the Transaction. Actual amounts could differ materially from these estimates. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto in NorthStar Healthcare’s Annual Report on Form 10-K for the year ended December 31, 2020 and in NorthStar Healthcare’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2021.

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NORTHSTAR HEALTHCARE INCOME, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2021
(Dollars in Thousands, Except Share Data)

	Historical(1)	Fountains Portfolio Disposition		Pro Forma
Assets
Cash and cash equivalents	$89,777	$113,335	(2)	$203,112
Restricted cash	20,747	(9,832)	(3)	10,915
Operating real estate, net	972,437	—		972,437
Investments in unconsolidated ventures	220,936	—		220,936
Assets held for sale	488,241	(488,241)	(4)	—
Receivables, net	6,004	(4,306)	(3)	1,698
Goodwill and intangible assets, net	2,708	(35)	(3)	2,673
Other assets	17,341	(8,150)	(3)	9,191
Total assets	$1,818,191	$(397,229)		$1,420,962

Liabilities
Mortgage and other notes payable, net	$1,384,765	$(451,601)	(5)	$933,164
Due to related party	2,897	—		2,897
Escrow deposits payable	5,609	(4,210)	(3)	1,399
Accounts payable and accrued expenses	30,918	(10,576)	(3)	20,342
Other liabilities	3,971	(630)	(3)	3,341
Total liabilities	1,428,160	(467,017)		961,143
Commitments and contingencies
Equity
NorthStar Healthcare Income, Inc. Stockholders’ Equity
Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issued and outstanding as of September 30, 2021	—	—		—
Common stock, $0.01 par value, 400,000,000 shares authorized, 192,406,582 shares issued and outstanding as of September 30, 2021	1,923	—		1,923
Additional paid-in capital	1,717,915	—		1,717,915
Retained earnings (accumulated deficit)	(1,331,734)	70,179	(6)	(1,261,555)
Accumulated other comprehensive income (loss)	(786)	—		(786)
Total NorthStar Healthcare Income, Inc. stockholders’ equity	387,318	70,179		457,497
Non-controlling interests	2,713	(391)	(7)	2,322
Total equity	390,031	69,788		459,819
Total liabilities and equity	$1,818,191	$(397,229)		$1,420,962

Refer to accompanying notes to unaudited pro forma consolidated financial statements.

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NORTHSTAR HEALTHCARE INCOME, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED
STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021
(Dollars in Thousands, Except Per Share Data)

	Historical(1)	Fountains Portfolio Disposition(2)	Pro Forma
Property and other revenues
Resident fee income	$83,906	$(50,473)	$33,433
Rental income	101,669	(15,341)	86,328
Other revenue	80	—	80
Total property and other revenues	185,655	(65,814)	119,841
Interest income
Interest income on debt investments	4,667	—	4,667
Expenses
Real estate properties - operating expenses	136,503	(41,647)	94,856
Interest expense	47,767	(15,113)	32,654
Transaction costs	54	—	54
Asset management fees - related party	8,307	—	8,307
General and administrative expenses	8,544	(171)	8,373
Depreciation and amortization	44,772	(15,000)	29,772
Impairment loss	5,386	—	5,386
Total expenses	251,333	(71,931)	179,402
Other income (loss)
Other income, net	6,892	(5,017)	1,875
Realized gain (loss) on investments and other	7,479	—	7,479
Income (loss) before equity in earnings (losses) of unconsolidated ventures and income tax expense	(46,640)	1,100	(45,540)
Equity in earnings (losses) of unconsolidated ventures	17,819	—	17,819
Income tax expense	(85)	—	(85)
Net income (loss)	(28,906)	1,100	(27,806)
Net (income) loss attributable to non-controlling interests	(73)	(63)	(136)
Net income (loss) attributable to NorthStar Healthcare Income, Inc. common stockholders	$(28,979)	$1,037	$(27,942)
Net income (loss) per share of common stock, basic/diluted	$(0.15)		$(0.15)
Weighted average number of shares of common stock outstanding, basic/diluted	191,285,186		191,285,186
Distributions declared per share of common stock	$—		$—

Refer to accompanying notes to unaudited pro forma consolidated financial statements.

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NORTHSTAR HEALTHCARE INCOME, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2020
(Dollars in Thousands, Except Per Share Data)

	Historical (1)	Fountains Portfolio Disposition(2)		Pro Forma
Property and other revenues
Resident fee income	$118,126	$(68,566)		$49,560
Rental income	157,024	(22,284)		134,740
Other revenue	198	—		198
Total property and other revenues	275,348	(90,850)		184,498
Interest income
Interest income on debt investments	7,674	—		7,674
Expenses
Real estate properties - operating expenses	184,178	(55,935)		128,243
Interest expense	65,991	(20,626)		45,365
Transaction costs	65	(23)		42
Asset management fees - related party	17,170	—		17,170
General and administrative expenses	16,505	(911)		15,594
Depreciation and amortization	65,006	(22,390)		42,616
Impairment loss	165,968	(42,700)		123,268
Total expenses	514,883	(142,585)		372,298
Other income (loss)
Other income, net	1,840	(1,268)		572
Realized gain (loss) on investments and other	302	71,978	(3)	72,280
Income (loss) before equity in earnings (losses) of unconsolidated ventures and income tax expense	(229,719)	122,445		(107,274)
Equity in earnings (losses) of unconsolidated ventures	(34,466)	—		(34,466)
Income tax expense	(53)	—		(53)
Net income (loss)	(264,238)	122,445		(141,793)
Net (income) loss attributable to non-controlling interests	2,780	(3,374)	(4)	(594)
Net income (loss) attributable to NorthStar Healthcare Income, Inc. common stockholders	$(261,458)	$119,071		$(142,387)
Net income (loss) per share of common stock, basic/diluted	$(1.38)			$(0.75)
Weighted average number of shares of common stock outstanding, basic/diluted	189,573,204			189,573,204
Distributions declared per share of common stock	$—			$—

Refer to accompanying notes to unaudited pro forma consolidated financial statements.

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NORTHSTAR HEALTHCARE INCOME, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2021
(1)Represents NorthStar Healthcare’s consolidated balance sheet as of September 30, 2021 as reported in NorthStar Healthcare’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2021.
(2)Represents the net proceeds generated by the Transaction, after the repayment of mortgage notes, transaction and other costs, distributions to non-controlling interests and releases of reserves and other prorations, net of Fountains Portfolio working capital used to settle outstanding payables and accrued expenses.

Transaction net proceeds	$119,376
Less: proceeds attributable to non-controlling interests	(2,190)
Net proceeds attributable to NorthStar Healthcare	117,186
Less: Fountains Portfolio working capital	(3,851)
Net adjustments to cash and cash equivalents	$113,335
(3)Represents the adjustments necessary to remove the assets and liabilities associated with the Fountains Portfolio.
(4)Represents the operating real estate, goodwill and intangible assets associated with the Fountains Portfolio.
(5)Represents the repayment of the mortgage notes payable collateralized by the properties in the Fountains Portfolio, net of unamortized deferred costs.
(6)Represents the preliminary net gain recognized on the Transaction. The preliminary net gain calculation, which is calculated as if the Transaction and associated mortgage repayments were consummated as of September 30, 2021, is subject to revision upon finalization of all closing contingencies and adjustments.
(7)Represents the preliminary net gain recognized on the Transaction attributable to non-controlling interests, less distributions of Transaction net proceeds to non-controlling interests.

Net gain recognized on the Transaction attributable to non-controlling interests	$1,799
Less: distributions of Transaction net proceeds to non-controlling interests	(2,190)
Net adjustments attributable to non-controlling interests	$(391)
Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2021
(1)Represents NorthStar Healthcare’s consolidated statement of operations for the nine months ended September 30, 2021, as reported in NorthStar Healthcare’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2021.
(2)Represents the adjustments to exclude revenues and expenses of the Fountains Portfolio for the nine months ended September 30, 2021.
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2020
(1)Represents NorthStar Healthcare’s consolidated statement of operations for the year ended December 31, 2020, as reported in NorthStar Healthcare’s Annual Report on Form 10-K for the year ended December 31, 2020.
(2)Represents the adjustments to exclude revenues and expenses of the Fountains Portfolio for the year ended December 31, 2020.
(3)Represents the preliminary net gain on the Transaction, which is calculated as if the Transaction and associated mortgage repayments were consummated as of January 1, 2020, subject to revision upon finalization of all closing contingencies and adjustments. The following table summarizes the calculation of the gain on the Transaction:

Transaction net proceeds	$119,376
Less: assets, net liabilities of the Fountains Portfolio	(47,398)
Net gain recognized on the Transaction	71,978
Less: net gain attributable to non-controlling interests	(1,799)
Net gain attributable to NorthStar Healthcare	$70,179

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NORTHSTAR HEALTHCARE INCOME, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(4)Represents the preliminary net gain recognized on the Transaction attributable to non-controlling interests, less the net loss generated by the Fountains Portfolio during the year ended December 31, 2020 attributable to non-controlling interests.